                                                                     EXHIBIT 99

Chemical Bank, Trustee                                                Determination Date:                      03-Feb-97
Manufactured Housing Contracts                                        Remittance Date:                         07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1996C            For the Period Ended:                    25-Jan-97


Information for Clauses (a) through (s), Section 7.01
                                                                                     Class A-1         Class A-2       Class A-3
 (a)   Class A and Class B Distribution Amounts                                     1,199,773.43       145,600.00      106,641.67

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                    340,733.82
       (b) Partial Prepayments Received                                                83,918.17
       (c) Principal Payments in Full (Scheduled Balance)                             657,330.98
       (d) Liquidated Contract Scheduled Balance                                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                                          0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)                          0.00
                                                                                   -------------    -------------   -------------
 Total Principal Distribution                                                       1,081,982.97             0.00            0.00

 (c)   Interest Distribution                                                          121,716.81       145,600.00      106,641.67
       Unpaid Interest Shortfall                                                            0.00             0.00            0.00
                                                                                   -------------    -------------   -------------
 Total Interest Distribution                                                          121,716.81       145,600.00      106,641.67

 (d)   Beginning Class A and Class B Principal Balance                             25,195,821.13    27,300,000.00   19,100,000.00
       Less: Principal Distribution                                                 1,081,982.97             0.00            0.00
                                                                                   -------------    -------------   -------------
       Remaining Class A and Class B Principal Balance                             24,113,838.16    27,300,000.00   19,100,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                          125,643.47       (h)     Pool Factor
       Section 8.06 Reimbursement Amount                                                    0.00         Class A-1     0.83728605
       Section 6.02 Reimbursement Amount                                               16,000.00         Class A-2     1.00000000
       Reimburseable Fees                                                                   0.00         Class A-3     1.00000000
                                                                                   -------------         Class A-4     1.00000000
 Total Fees Due Servicer                                                              141,643.47         Class A-5     1.00000000
                                                                                                         Class A-6     1.00000000
                                                                                                         Class B-1     1.00000000
                                                                                                         Class B-2     1.00000000


Information for Clauses (a) through (s), Section 7.01
                                                               Class A-4       Class A-5      Class A-6     Class B-1     Class B-2
 (a)   Class A and Class B Distribution Amounts                 68,587.50       93,337.53     62,319.54     42,421.54     33,126.67

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f)  Previously Undistributed Shortfalls in (a)
            through (e)
                                                            -------------   -------------  ------------  ------------  ------------
 Total Principal Distribution                                        0.00            0.00          0.00          0.00          0.00

 (c)   Interest Distribution                                    68,587.50       93,337.53     62,319.54     42,421.54     33,126.67
       Unpaid Interest Shortfall                                     0.00            0.00          0.00          0.00          0.00
                                                            -------------   -------------  ------------  ------------  ------------
 Total Interest Distribution                                    68,587.50       93,337.53     62,319.54     42,421.54     33,126.67

 (d)   Beginning Class A and Class B Principal Balance      11,800,000.00   15,481,000.00  9,938,000.00  6,833,000.00  4,969,000.00
       Less: Principal Distribution                                  0.00            0.00          0.00          0.00          0.00
                                                            -------------   -------------  ------------  ------------  ------------
       Remaining Class A and Class B Principal Balance      11,800,000.00   15,481,000.00  9,938,000.00  6,833,000.00  4,969,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                Original Balance     Rate
       Section 8.06 Reimbursement Amount                                      28,800,000.00      5.610%
       Section 6.02 Reimbursement Amount                                      27,300,000.00      6.400%
       Reimburseable Fees                                                     19,100,000.00      6.700%
                                                                              11,800,000.00      6.975%
 Total Fees Due Servicer                                                      15,481,000.00      7.235%
                                                                               9,938,000.00      7.525%
                                                                               6,833,000.00      7.450%
                                                                               4,969,000.00      8.000%


                                                                    No. of                   Unpaid Principal
 (f)   Delinquency                                                Contracts                      Balance
            31-59 Days Delinquent                                        160                  5,362,249
            60-89 Days Delinquent                                         27                    699,897
             90+ Days Delinquent                                          11                    350,530

 (g)   Section 3.05 Repurchases                                                                    0.00

 (i)   Class R Distribution Amount                                                           356,025.33
       Reposession Profits                                                                         0.00

 (j)   Principal Balance of Contracts in Repossession                                              0.00

 (k)   Aggregate Net Liquidation Losses                                                            0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                              33,126.67
       (y) Remaining Amount Available                                                        389,152.00
                                                                                             ----------
       Amount of (x) over (y)                                                                      0.00

 (m)   Class B-2 Liquidation Loss Amount                                                           0.00

 (n)   Guarantee Payment                                                                           0.00

 (o)   Unadvanced Shortfalls                                                                       0.00

 (p)   Number of units repossessed                                                                    0

Chemical Bank, Trustee                                                Determination Date:                      03-Feb-97
Manufactured Housing Contracts                                        Remittance Date:                         07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1996C            For the Period Ended:                    25-Jan-97



 (q)   Principal Prepayments paid                                                                          741,249.15

 (r)   Scheduled Principal Payments                                                                        340,733.82

 (s)   Weighted Average Interest Rate                                                                           11.59%


            Computation of Available Distribution Amount


(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                            2,118,530.78
     Certificate Account Balance at Monthly Cutoff-SubServicer                                             192,472.44
(ii) Monthly Advance made                                                                                        0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                         6,540.92
(iii)Section 5.05 Certificate Fund Income-SubServicer                                                          718.98
(v) Principal due Holders                                                                                        0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                             59,884.52
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                             4,975.57
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                                     0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                       0.00
   (iii) Monthly Servicing Fee                                                                             125,643.47
   (iv)  Reimburseable Liquidation Expenses                                                                 16,000.00
   (v)   Section 6.04 (c) reimbursement                                                                          0.00
   (vi)  Section 8.06 reimbursement                                                                              0.00
   (vii) Amounts not required to be deposited-SubServicer                                                        0.00

Total Due Servicer                                                                                         141,643.47

Available Distrubution Amount-Vanderbilt                                                                 1,923,543.71
Available Distrubution Amount-SubServicer                                                                  188,215.85
To Class A and B                                                                                         1,755,734.23

Monthly Excess Cashflow                                                                                    356,025.33

Weighted Average Remaining Term (months)                                                                       170.96

       Scheduled Balance Computation


       Prior Month Balance                                                                             120,617,728.13


       Current Balance                                            119,591,653.73
                    Adv Principal                                      18,584.07
                    Del Principal                                      74,492.64
       Pool Scheduled Balance                                                                          119,535,745.16


       Principal Payments in Full                                     657,330.98
       Partial Prepayments                                             83,918.17

       Scheduled Principal                                            340,733.82


       Collateral Balance                                                                              119,591,653.73